PREMIER GROWTH FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:

     We are pleased to provide you with this annual report on the activity of the Premier Growth Fund, Inc. for the twelve-month period from November 1, 1995 through October 31, 1996. During that period, the Fund's Class A shares provided a total return of 22.24%, Class B shares 21.29%, Class C shares 21.23% and Class R shares, since their inception March 4, 1996, had a total return of 9.51%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index provided a total return of 24.08%** and the Morgan Stanley Capital International World Index provided a total return of 16.30%.***

     Portfolio Composition At the close of the period, the Fund had industry concentrations in consumer nondurables, financial services, technology and health care and 3.9% of its net assets in short-term Treasuries. As investment opportunities arise, in favorable market conditions, the short-term cash equivalent assets will continue to be committed to high quality equity holdings. Economic Outlook We have become considerably more secure in our forecast of a lengthened period of moderate growth, with restrained inflation. We believe the trend in economic data indicates that average annual Gross Domestic Product
(GDP) growth will slow to a rate of 1.5%. We believe wage pressures will moderate, reflecting weaker job growth, and as a result, upcoming wage trends will be less inflationary. General inflation, as measured by the GDP deflator, should come in near 2.0% at an annual rate, as pricing flexibility remains an exception - not the rule. The rise in oil prices, which has threatened this constructive scenario, appears to be retracting, and commodity indices are also presenting more positive trends. With economic fundamentals unfolding in this promising mode, fixed-income prices should continue to rise. We expect long-term interest rates to fluctuate in a lower trading range, and decline toward 6.0%, or lower, next year.

     Investment Strategy Investments made for the Premier Growth Fund emphasize the highest quality, large capitalization companies, which we consider well positioned to achieve consistent earnings growth from dominant positioning in the U.S. and from rapidly expanding sales in international markets.

General

     In general, investors favor companies that can generate above average earnings growth in the context of slowing aggregate economic performance. We believe that above average earnings growth will likely occur in companies which exhibit one or more of the following characteristics: 1) the ability to expand geographically, most often by selling branded consumer products to the growing middle classes of the emerging economies, but sometimes also by offering products to develop the infrastructure necessary for the operation of a modern economy, such as telecommunications and financial services, 2) the capability, through technological innovation, to develop new products that address new markets, most notably found within the pharmaceutical and the electronics industries, and 3) the willingness to restructure internal business processes and achieve margin expansion and hence earnings growth even in the context of sluggish revenue growth. Over the past year, the portfolio has emphasized companies that have exhibited some or all of these characteristics, and such emphasis was an important factor in the portfolio's overall performance last year.

Investment Highlights

     Although equity markets have achieved substantial gains during this reporting period, they have also been subject to increased volatility. Excess liquidity, particularly in the first half of 1996, fueled somewhat speculative market conditions, and companies which reported earnings even marginally below forecasts experienced sharp price declines. The Fund's strategy, emphasizing high quality, large capitalization companies which are global leaders, has achieved good results - as market sentiment has become more favorable to companies which have a record of attaining consistent earnings growth.

     The Fund had a strategic emphasis on companies in the consumer nondurables sectors this reporting period, and this group led in performance returns during the reporting period. Results were led by shares of Coca-Cola, Gillette and L'Oreal A.D.R. The technology sector had the second strongest returns, led by shares of Intel and General Electric. High quality pharmaceutical companies and financial services holdings also contributed to the Fund's absolute return, with particular strength in shares of Pfizer, Merck, Citicorp and Chase Manhattan Corp. We continue to have a positive long-term outlook on equity markets. Thus, during the reporting period, a wide variety of holdings in the Fund was increased with new contributions. New positions were established with the purchase of shares of Associates First Capital, British Petroleum, Caterpillar, Compaq Computer, Hewlett-Packard, Marsh & McLennan and Walgreen. The positions in AT&T, Ericsson, (LM)Telephone, Class B, A.D.R., Imation and Reader's Digest Association Class A, were eliminated.

We appreciate your investment in Premier
Growth Fund, Inc. and we will continue to seek rewarding returns on your behalf.
                         Sincerely,
                     [Fayez Sarofim signature logo]
                         Fayez Sarofim
                         Portfolio Manager

November 20, 1996   New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, consisting of equity securities.


PREMIER GROWTH FUND, INC.                                 OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER GROWTH FUND, INC. CLASS A SHARES AND
CLASS B SHARES AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX [Exhibit A:
$17,055
Standard & Poor's 500
Composite Stock Price
Index*
Dollars
$15,587
Premier Growth Fund
(Class B Shares)
$15,561
Premier Growth Fund
(Class A Shares)
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns



                        Class A Shares                                                      Class B Shares
----------------------------------------------------------     ----------------------------------------------------------
                                                                                                     % Return Reflecting
                                              % Return                                              Applicable Contingent
                                             Reflecting                               % Return        Deferred Sales
                        % Return Without  Maximum Initial                             Assuming No       Charge Upon
Period Ended 10/31/96     Sales Charge    Sales Charge (4.5%)  Period Ended 10/31/96  Redemption        Redemption*
---------                    -------          --------         ---------                -----             --------

1 Year                        22.24%          16.76%           1 Year                    21.29%             17.29%
From Inception (7/15/93)      15.95           14.34            From Inception (7/15/93)  15.06               14.40


                                                               Actual Aggregate Total Return
                         Class C Shares                                   Class R Shares
----------------------------------------------------------     -------------------------------
                                        % Return Reflecting
                                       Applicable Contingent
                         % Return         Deferred Sales
                         Assuming          Charge Upon
Period Ended 10/31/96  No Redemption       Redemption**         Period Ended 10/31/96
----------                ------            ---------           ----------

1 Year                     21.23%            20.23%           From Inception (3/4/96)  9.51%
From Inception (6/21/95)   19.12             19.12


     Past performance is not predictive of future performance. The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Premier Growth Fund, Inc. on 7/15/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 6/30/93 is used as the beginning value on 7/15/93. All dividends and capital gain distributions are reinvested. Performance for Class C and Class R shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


PREMIER GROWTH FUND, INC.
STATEMENT OF INVESTMENTS                                                                                OCTOBER 31, 1996
Common Stocks-96.6%                                                                                 Shares              Value

                                                                                                    -------             ------
  Aerospace & Electronics-10.6%      Emerson Electric.......................                         10,000       $    890,000
                                     General Electric.......................                         40,000          3,870,000
                                     Hewlett-Packard........................                         40,000          1,765,000
                                     Intel..................................                         35,000          3,845,625
                                     Motorola...............................                         10,000            460,000
                                     Philips Electronics NV A.D.R...........                         40,000          1,410,000
                                     Texas Instruments......................                          5,000            240,625
                                                                                                                       -------
                                                                                                                    12,481,250
                                                                                                                       -------
  Auto Related-1.3%                  Ford Motor.............................                         50,000          1,562,500
                                                                                                                       -------
  Banking-7.9%                       Chase Manhattan........................                         30,000          2,572,500
                                     Citicorp...............................                         30,000          2,970,000
                                     Deutsche Bank A.D.R....................                         40,000          1,867,500
                                     HSBC Holdings A.D.R....................                          5,500          1,122,000
                                     Union Bank of Switzerland..............                          4,010            771,336
                                                                                                                       -------
                                                                                                                     9,303,336
                                                                                                                       -------
  Capital Goods-2.3%                 AlliedSignal...........................                         25,000          1,637,500
                                     Caterpillar............................                         16,000          1,098,000
                                                                                                                       -------
                                                                                                                     2,735,500
                                                                                                                       -------
  Chemicals-5.7%                     Air Liquide A.D.R......................                         70,000          2,152,500
                                     Dow Chemical...........................                         11,500            894,125
                                     duPont (EI) de Nemours.................                         20,000          1,855,000
                                     Norsk Hydro A.D.R......................                         40,000          1,835,000
                                                                                                                       -------
                                                                                                                     6,736,625
                                                                                                                       -------
  Energy-8.8%                        Chevron................................                         25,000          1,643,750
                                     Elf Aquitaine A.D.S....................                         15,000            601,875
                                     Exxon                                                           27,000          2,392,875
                                     Mobil                                                           15,000          1,751,250
                                     Royal Dutch Petroleum..................                         17,000          2,811,375
                                     Total, Cl. B, A.D.S....................                         30,594          1,193,166
                                                                                                                       -------
                                                                                                                    10,394,291
                                                                                                                       -------
  Financial-3.5%                     Associates First Capital, Cl. A........                          4,200            182,175
                                     Berkshire Hathaway.....................                             65          2,106,000
                                     Eurafrance.............................                          4,263          1,859,338
                                                                                                                       -------
                                                                                                                     4,147,513
                                                                                                                       -------
  Food, Beverage &
    Tobacco-15.5%                    Coca-Cola...............................                        80,000          4,040,000
                                     Guinness PLC, A.D.R....................                         55,000          2,007,500
                                     Kellogg................................                         15,000            952,500
                                     LVMH Moet Hennessy Louis Vuitton A.D.S.                         50,050          2,296,045
                                     Nestle A.D.R...........................                         40,000          2,165,000
                                     PepsiCo................................                         70,000          2,073,750
                                     Philip Morris Cos......................                         38,000          3,519,750

PREMIER GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares              Value
                                                                                                    -------             ------
  Food, Beverage &
    Tobacco (continued)              Sara Lee................................                         5,000    $       177,500
                                     Seagram................................                         30,000          1,136,250
                                                                                                                       -------
                                                                                                                    18,368,295
                                                                                                                       -------
  Health Care-13.7%                  Abbott Laboratories....................                         35,000          1,771,875
                                     American Home Products.................                         35,000          2,143,750
                                     Johnson & Johnson......................                         63,000          3,102,750
                                     Merck..................................                         50,000          3,706,250
                                     Pfizer.................................                         38,000          3,144,500
                                     Roche Holdings A.D.S...................                         30,000          2,261,250
                                                                                                                       -------
                                                                                                                    16,130,375
                                                                                                                       -------
  Insurance-3.8%                     AXA....................................                         35,361          2,203,377
                                     Marsh & McLennan.......................                         15,000          1,561,875
                                     Zuerich Versicherung...................                          2,500            681,908
                                                                                                                       -------
                                                                                                                     4,447,160
                                                                                                                       -------
  Leisure Time-3.0%                  Disney (Walt)..........................                         15,000            988,125
                                     Eastman Kodak..........................                         18,000          1,435,500
                                     McDonalds..............................                         25,000          1,109,375
                                                                                                                       -------
                                                                                                                     3,533,000
                                                                                                                       -------
  Media/Entertainment-1.5%           News A.D.S.............................                         12,000            271,500
                                     Pearson PLC............................                        125,288          1,553,670
                                                                                                                       -------
                                                                                                                     1,825,170
                                                                                                                       -------
  Metals-.3%.                        Debeers Consolidated Mining A.D.R                               10,000            295,000
                                                                                                                       -------
  Multi Industry-1.9%                Eaux (Generale Des)....................                          6,000            715,415
                                     Minnesota Mining & Manufacturing.......                         20,000          1,532,500
                                                                                                                       -------
                                                                                                                     2,247,915
                                                                                                                       -------
  Office & Business
    Equipment-1.9%                   Compaq Computer.........................                        25,000  (a)     1,740,625
                                     Electronic Data Systems................                         10,000            450,000
                                                                                                                       -------
                                                                                                                     2,190,625
                                                                                                                       -------
  Oil-Integrated-1.6%                British Petroleum A.D.S.................                        15,000          1,929,375
                                                                                                                       -------
  Paper & Forest Products-.7%        International Paper.....................                        20,000            855,000
                                                                                                                       -------
  Personal Care-8.8%                 Estee Lauder, Cl. A.....................                        20,000            860,000
                                     Gillette................................                        40,000          2,990,000
                                     International Flavor & Fragrances......                         20,000            827,500
                                     L'Oreal A.D.R..........................                         38,000          2,567,375
                                     Procter & Gamble.......................                         30,000          2,970,000
                                     Unilever N.V. A.D.R....................                          1,500            229,312
                                                                                                                       -------
                                                                                                                    10,444,187
                                                                                                                       -------
                                                                                                    -------             ------
  Retail-2.0%                        Walgreen...............................                         35,000     $    1,321,250
                                     Wal-Mart Stores........................                         40,000          1,065,000
                                                                                                                       -------
                                                                                                                     2,386,250
                                                                                                                       -------
  Utilities-1.8%                     Veba..................................                          40,000          2,128,327
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $92,144,432)...................                                      $114,141,694
                                                                                                                       =======
Preferred Stocks-.7%
  Media/Entertainment                News A.D.S., Cum., $.4428
                                       (cost $843,628)......................                         45,000    $       798,750
                                                                                                                       =======

                                                                                                  Principal
Corporate Bonds-.0%                                                                                 Amount
                                                                                                    -------
                                     Zuerich International,
                                       2%, 3/1/2001
                                       (cost $3,384)........................                      $   5,000      $       3,971
                                                                                                                       =======

Short-Term Investments-3.9%
  U.S. Treasury Bills:               5.15%, 11/14/1996......................                      $  25,000      $      24,956
                                     5.11%, 11/21/1996......................                         10,000              9,973
                                     5.07%, 11/29/1996......................                        446,000            444,319
                                     5.19%, 12/5/1996.......................                        485,000            482,711
                                     5.06%, 12/12/1996......................                        790,000            785,497
                                     4.885%, 1/9/1997.......................                        521,000            516,035
                                     5.36%, 1/16/1997.......................                      1,409,000          1,394,121
                                     5.30%, 1/23/1997.......................                        971,000            959,804
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $4,617,608)....................                                    $    4,617,416
                                                                                                                       =======
TOTAL INVESTMENTS (cost $97,609,052)........................................                         101.2%       $119,561,831
                                                                                                     ======            =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (1.2%)    $   (1,388,189)
                                                                                                     ======            =======
NET ASSETS..................................................................                         100.0%       $118,173,642
                                                                                                     ======            =======

Notes to Statement of Investments:
    (a)  Non-income producing.





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                         OCTOBER 31, 1996
                                                                                                      Cost            Value
                                                                                                    -------           ------


ASSETS:                          Investments in securities-See Statement of Investments       $  97,609,052     $119,561,831
                                 Cash.......................................                                         572,530
                                 Receivable from subscriptions to Common Stock                                       728,408
                                 Dividends and interest receivable..........                                         123,703
                                 Prepaid expenses and other assets..........                                          62,933
                                                                                                                     -------
                                                                                                                 121,049,405
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        54,532
                                 Due to Distributor.........................                                          70,994
                                 Payable for investment securities purchased                                       2,155,315
                                 Payable for shares of Common Stock redeemed                                         520,168
                                 Accrued expenses and other liabilities.....                                          74,754
                                                                                                                     -------
                                                                                                                   2,875,763
                                                                                                                     -------
NET ASSETS..................................................................                                    $118,173,642
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                   $  95,837,510
                                 Accumulated undistributed investment income-net                                     323,995
                                 Accumulated net realized gain (loss) on investments                                  58,828
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                 21,953,309
                                                                                                                     -------
NET ASSETS..................................................................                                    $118,173,642

                                                                                                                     =======
                                           NET ASSET VALUE PER SHARE
                                                ----------------

                                                           Class A         Class B          Class C         Class R
                                                           -------         ------           -------         -------

Net Assets.................................            $42,098,457     $74,833,341       $1,086,469        $155,375
Shares Outstanding.........................              2,116,721       3,822,809           55,696           7,871
NET ASSET VALUE PER SHARE..................                 $19.89          $19.58           $19.51          $19.74
                                                              ====            ====             ====            ====





SEE NOTES TO FINANCIAL STATEMENTS.





PREMIER GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                                                    YEAR ENDED OCTOBER 31, 1996


INVESTMENT INCOME
INCOME:                          Cash dividends (net of $104,197 foreign taxes withheld
                                     at source).............................                    $  1,713,906
                                 Interest...................................                         192,856
                                                                                                      ------
                                       Total Income.........................                    $  1,906,762
EXPENSES:                        Investment advisory-Note 2(a)..............                   $     640,511
                                 Distribution fees-Note 2(b)................                         408,385
                                 Shareholder servicing costs-Note 2(c)......                         335,510
                                 Registration fees..........................                          66,217
                                 Professional fees..........................                          45,619
                                 Prospectus and shareholders' reports.......                          20,965
                                 Directors' fees and expenses-Note 2(d).....                          18,012
                                 Custodian fees.............................                          17,373
                                 Miscellaneous..............................                          25,438
                                                                                                      ------
                                       Total Expenses.......................                       1,578,030
                                 Less-reduction in investment advisory fee due to
                                     undertaking-Note 2(a)..................                        (102,124)
                                                                                                      ------
                                       Net Expenses.........................                                          1,475,906
                                                                                                                         ------
INVESTMENT INCOME-NET.......................................................                                            430,856
                                                                                                                         ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                   $     149,286
                                 Net unrealized appreciation (depreciation) on investments        15,559,521
                                                                                                      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         15,708,807
                                                                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $16,139,663
                                                                                                                         ======







SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended         Year Ended
                                                                                      October 31, 1996   October 31, 1995
                                                                                         ---------          ---------

OPERATIONS:
  Investment income-net....................................................        $       430,856    $       363,224
  Net realized gain (loss) on investments..................................                149,286            (64,990)
  Net unrealized appreciation (depreciation) on investments................             15,559,521          5,456,383
                                                                                           -------            -------
      Net Increase (Decrease) in Net Assets Resulting from Operations......             16,139,663          5,754,617
                                                                                           -------            -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................               (186,456)          (126,276)
    Class B shares.........................................................               (189,905)          (107,367)
    Class C shares.........................................................                   (837)                _-
    Class R shares.........................................................                     _-                _-
  Net realized gain on investments:
    Class A shares.........................................................                 (9,137)                _-
    Class B shares.........................................................                (16,193)                _-
    Class C shares.........................................................                   (162)                _-
    Class R shares.........................................................                    (12)                _-
                                                                                           -------            -------
      Total Dividends......................................................               (402,702)          (233,643)
                                                                                           -------            -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................             23,283,402         10,672,133
    Class B shares.........................................................             43,175,407         23,316,171
    Class C shares.........................................................              1,090,692             47,427
    Class R shares.........................................................                164,554                 _-
  Dividends reinvested:
    Class A shares.........................................................                176,387            118,079
    Class B shares.........................................................                169,618             92,549
    Class C shares.........................................................                    495                 _-
    Class R shares.........................................................                     12                 _-
  Cost of shares redeemed:
    Class A shares.........................................................             (5,991,442)        (2,206,613)
    Class B shares.........................................................            (10,896,083)        (5,078,376)
    Class C shares.........................................................               (145,253)                _-
    Class R shares.........................................................                (16,060)                _-
                                                                                           -------            -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....             51,011,729         26,961,370
                                                                                           -------            -------
        Total Increase (Decrease) in Net Assets............................             66,748,690         32,482,344
NET ASSETS:
  Beginning of Period......................................................             51,424,952         18,942,608
                                                                                           -------            -------
  End of Period............................................................           $118,173,642      $  51,424,952
                                                                                           =======            =======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................        $       323,995      $     270,337
                                                                                           -------            -------



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    SHARES

                                                                                   --------------------------------------
                                                                                            Year Ended       Year Ended
                                                                                          October 31, 1996  October 31, 1995
                                                                                             ---------        ---------

CAPITAL SHARE TRANSACTIONS:
    Class A
    ----
    Shares sold............................................................                  1,286,569          709,874
    Shares issued for dividends reinvested.................................                     10,197            8,918
    Shares redeemed........................................................                   (327,228)        (147,256)
                                                                                                 -----            -----
                                       Net Increase (Decrease) in Shares Outstanding           969,538          571,536
                                                                                                 =====            =====
    Class B
    ----
    Shares sold............................................................                  2,405,562        1,554,836
    Shares issued for dividends reinvested.................................                      9,872            7,027
    Shares redeemed........................................................                   (599,714)        (337,253)
                                                                                                 -----            -----
                                       Net Increase (Decrease) in Shares Outstanding         1,815,720        1,224,610
                                                                                                 =====            =====
    Class C (1)
    ----
    Shares sold............................................................                     60,822            2,940
    Shares issued for dividends reinvested.................................                         28               _-
    Shares redeemed........................................................                     (8,094)              _-
                                                                                                 -----            -----
                                       Net Increase (Decrease) in Shares Outstanding            52,756            2,940
                                                                                                 =====            =====
    Class R (2)
    ----
    Shares sold............................................................                      8,710               _-
    Shares issued for dividends reinvested.................................                          1               _-
    Shares redeemed........................................................                       (840)              _-
                                                                                                 -----            -----
                                       Net Increase (Decrease) in Shares Outstanding             7,871               _-
                                                                                                 =====            =====
(1)    From June 21, 1995 (commencement of initial offering) to October 31, 1995.
(2)    From March 4, 1996 (commencement of initial offering) to October 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          Class A Shares
                                                                          ------------------------------------------------
                                                                                      Year Ended October 31,
                                                                          ------------------------------------------------

PER SHARE DATA:                                                              1996        1995        1994        1993(1)
                                                                              ---         ---         ---         ---
    Net asset value, beginning of period.....................              $16.41      $14.03      $13.21      $12.50
                                                                              ---         ---         ---         ---
    Investment Operations:
    Investment income (loss)-net.............................                 .13         .20         .16        (.01)
    Net realized and unrealized gain (loss)
      on investments.........................................                3.50        2.39         .66         .72
                                                                              ---         ---         ---         ---
    Total from Investment Operations.........................                3.63        2.59         .82         .71
                                                                              ---         ---         ---         ---
    Distributions:
    Dividends from investment income-net.....................                (.14)       (.21)         .-          .-
    Dividends from net realized gain on investments..........                (.01)         .-          .-          .-
                                                                              ---         ---         ---         ---
    Total Distributions......................................                (.15)       (.21)         .-          .-
                                                                              ---         ---         ---         ---
    Net asset value, end of period...........................              $19.89      $16.41      $14.03      $13.21
                                                                              ===         ===         ===         ===
TOTAL INVESTMENT RETURN(2)...................................               22.24%      18.77%       6.21%       5.68% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................                1.25%       1.22%       1.33%        .77% (3)
    Ratio of net investment income
      to average net assets..................................                 .98%       1.59%       1.49%       (.12%) (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.....................                 .12%        .53%        .75%        .88% (3)
    Portfolio Turnover Rate..................................                1.24%       1.16%        .71%         .-
    Average commission rate paid(4)..........................              $.0814          .-          .-          .-
    Net Assets, end of period (000's Omitted)................             $42,098     $18,822      $8,075      $3,338
(1)    From July 15, 1993 (commencement of operations) to October 31, 1993.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          Class B Shares
                                                                          ------------------------------------------------
                                                                                      Year Ended October 31,
                                                                          ------------------------------------------------

PER SHARE DATA:                                                              1996        1995        1994        1993(1)
                                                                              ---         ---         ---         ---
    Net asset value, beginning of period.....................              $16.22      $13.89      $13.17      $12.50
                                                                              ---         ---         ---         ---
    Investment Operations:
    Investment income (loss)-net.............................                 .04         .12         .09        (.03)
    Net realized and unrealized gain (loss)
      on investments.........................................                3.42        2.34         .63         .70
                                                                              ---         ---         ---         ---
    Total from Investment Operations.........................                3.46        2.46         .72         .67
                                                                              ---         ---         ---         ---
    Distributions:
    Dividends from investment income-net.....................                (.09)       (.13)         .-          .-
    Dividends from net realized gain on investments..........                (.01)         .-          .-          .-
                                                                              ---         ---         ---         ---
    Total Distributions......................................                (.10)       (.13)         .-          .-
                                                                              ---         ---         ---         ---
    Net asset value, end of period...........................              $19.58      $16.22      $13.89      $13.17
                                                                              ===         ===         ===         ===
TOTAL INVESTMENT RETURN(2)...................................               21.29%      17.88%       5.47%       5.36% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................                2.00%       1.98%       2.07%       1.14% (3)
    Ratio of net investment income
       to average net assets.................................                 .24%        .84%       .71%        (.53%) (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.....................                 .12%        .46%        .75%       1.01% (3)
    Portfolio Turnover Rate..................................                1.24%       1.16%        .71%         .-
    Average commission rate paid (4).........................              $.0814          .-          .-          .-
    Net Assets, end of period (000's Omitted)................             $74,833     $32,555     $10,867      $2,554
(1)    From July 15, 1993 (commencement of operations) to October 31, 1993.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                             Class C Shares             Class R Shares
                                                                        ----------------------       ---------------------
                                                                         Year Ended October 31,           Year Ended
                                                                        ----------------------

PER SHARE DATA:                                                         1996             1995(1)      October 31, 1996(2)
                                                                         ---              ---             ----------
    Net asset value, beginning of period....................          $16.22           $15.56             $18.03
                                                                         ---              ---                ---
    Investment Operations:
    Investment income (loss)-net............................             .14             (.01)               .03
    Net realized and unrealized gain (loss)
      on investments........................................            3.29              .67               1.69
                                                                         ---              ---                ---
    Total from Investment Operations........................            3.43              .66               1.72
                                                                         ---              ---                ---
    Distributions:
    Dividends from investment income-net....................            (.13)              .-                 .-
    Dividends from net realized gain on investments.........            (.01)              .-               (.01)
                                                                         ---              ---                ---
    Total Distributions.....................................            (.14)             .-                (.01)
                                                                         ---              ---                ---
    Net asset value, end of period..........................          $19.51           $16.22             $19.74
                                                                         ===              ===                ===
TOTAL INVESTMENT RETURN(3)..................................           21.23%            4.71% (4)          9.51% (4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................            2.04%            1.56% (4)           .75% (4)
    Ratio of net investment income
      to average net assets.................................             .19%            (.63%) (4)          .48% (4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................             .11%             .73% (4)           .07% (4)
    Portfolio Turnover Rate.................................            1.24%            1.16%              1.24%
    Average commission rate paid (5)........................          $.0814                -             $.0814
    Net Assets, end of period (000's Omitted)...............          $1,086              $48              $ 155
(1)  From June 21, 1995 (commencement of initial offering) to October 31, 1995.
(2)  From March 4, 1996 (commencement of initial offering) to October 31, 1996.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser.
Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

PREMIER GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:

    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Investment Advisory Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.

    However, Dreyfus has undertaken from November 1, 1995 through October 31, 1997, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $102,124 for the period ended October 31, 1996.

    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:
                                                Annual Fee as a Percentage of
Total Net Assets                                   Average Daily Net Assets
 ---------                                             --------------
0 to $25 million.....................                    .11 of 1%
$25 million up to $75 million.........                    .18 of 1%
$75 million up to $200 million........                    .22 of 1%
$200 million up to $300 million.......                    .26 of 1%
     In excess of $300 million........                   .275 of 1%

    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $11,243 during the period ended October 31, 1996 from commissions earned on sales of the Fund's shares.

    (b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1996, $404,553 was charged to the Fund for the Class B shares and $3,832 was charged to the Fund for the Class C shares.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1996, $77,297, $134,851 and $1,277 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan. Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $69,323 for the period from December 1, 1995 through October 31, 1996. (d) Each director who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $51,760,188 and $1,010,292, respectively. At October 31, 1996, accumulated net unrealized appreciation on investments was $21,952,779, consisting of $22,928,477 gross unrealized appreciation and $975,698 gross unrealized depreciation. At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Premier Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Premier Growth Fund, Inc., including the statement of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Growth Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
December 3, 1996

IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.



PREMIER GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                       070/628AR9610
Annual Report
Premier Growth
Fund, Inc.
October 31, 1996
[Dreyfus lion/2hres logo]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REMIER GROWTH GUND, INC. CLASS A SHARES AND CLASS B SHARES AND THE STANDARD & POOR'S 500 COMPOSITE
STOCK PRICE INDEX

EXHIBIT A:

                          PREMIER       PREMIER           STANDARD
                          GROWTH         GROWTH            & POOR'S
                           FUND          FUND            500 COMPOSITE
PERIOD                  (CLASS A        (CLASS B         STOCK PRICE
                         SHARES)        SHARES)             INDEX*
7/15/93                  9,549          10,000              10,000
10/31/93                10,092          10,536              10,470
10/31/94                10,718          11,112              10,874
10/31/95                12,730          13,099              13,745
10/31/96                15,561          15,587              17,055

* Source:  Lipper Analytical Services, Inc.